UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 3, 2006

INSPIRE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware                          000-31135                                   04-3209022
 (State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina 27703-8466
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On November 3, 2006, Inspire Pharmaceuticals, Inc. (NASDAQ: ISPH) issued a press release, attached to and made part of this report, announcing several updates in its development program for denufosol tetrasodium for the treatment of cystic fibrosis.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits.

No.                  Description

99.1                 Press Release dated November 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                              Inspire Pharmaceuticals, Inc.

                                                                              By:   /s/  Joseph M. Spagnardi
                                                                                    Joseph M. Spagnardi,
                                                                                   General Counsel and Secretary

Dated: November 8, 2006

EXHIBIT INDEX

No.                  Description

99.1                 Press Release dated November 3, 2006